HIGHLAND FUNDS I

Supplement dated September 7, 2017 to the Summary Prospectus and the Highland Funds I Prospectus

and Statement of Additional Information

each dated October 31, 2016, as supplemented from time to time for

Highland Floating Rate Opportunities Fund

This Supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and Statement of Additional Information and should be read in conjunction therewith.

The following information supplements and supersedes any information to the contrary contained in the Summary Prospectus, Prospectus and/or Statement of Additional Information of Highland Floating Rate Opportunities Fund (the “Fund”), a series of Highland Funds I (the “Trust”), each dated and supplemented as noted above.

On September 6, 2017, the Trust’s Board of Trustees approved an agreement and plan of reorganization pursuant to which the Fund will redomicile into the sole series of a newly-formed Massachusetts business trust, Highland Floating Rate Opportunities Fund II (the “MA Trust”). The redomiciling is scheduled to become effective on or about September 22, 2017 (the “Closing Date”). On the Closing Date, each shareholder will become a shareholder of the MA Trust, which will then retain the name Highland Floating Rate Opportunities Fund, and will maintain the investment portfolio, performance, financial and other historical information of the Fund.

The investment strategies and risks of the MA Trust will be substantially the same as those of the Fund, and there will be no changes to the Fund’s investment objective or fees in connection with the redomiciling.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

HFI-SUP-9/7/17